--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       -----------------------------------

                                    FORM 8-K
                         ------------------------------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 19, 2006
                     --------------------------------------
                            Collins Industries, Inc.
             (Exact name of registrant as specified in its charter)
                     --------------------------------------

         Missouri                        0-12619                  43-0985160
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

         15 Compound Drive, Hutchinson, KS                          67502
     (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (620) 663-5551

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 8.01 Other Events.

     Collins Industries, Inc., a Missouri corporation (the "Company"), held a
Special Meeting of Shareholders on January 19, 2006 at 10:00 a.m., Central
Standard Time, at which time the shareholders voted in favor of a reverse stock split of the outstanding shares of the Company's common stock (the "Common
Stock") in a ratio of 1-for-300, immediately followed by a forward stock split of the outstanding shares of the Common Stock in a ratio of 300-for-1 (the
"Reverse/Forward Stock Split"). The proposal passed with a majority vote of the holders of the outstanding shares of the Common Stock. The aggregate number of shares of Common Stock represented in person or by proxy at the Special Meeting represented 74.32% of the 6,633,013 issued and outstanding shares of Common
Stock and constituted a quorum for the transaction of business.

     The Reverse/Forward Stock Split became effective upon the filing of the
Certificates of Amendment to the Company's Articles of Incorporation on January
19, 2006 with the Missouri Secretary of State. Each shareholder holding fewer than 300 shares of Common Stock immediately prior to the effectiveness of the reverse stock split (the "Cashed Out Shareholders") had such shares cancelled and converted into the right to receive $7.70 for each share of Common Stock held immediately prior to the reverse stock split. The number of shares of
Common Stock held by each shareholder holding 300 or more shares of Common Stock prior to the reverse stock split (the "Continuing Shareholders") remains unchanged after the consummation of the Reverse/Forward Stock Split. The
Company's exchange agent will send a letter of transmittal to the Cashed Out
Shareholders and Continuing Shareholders with instructions for exchanging their
Common Stock certificates for cash or new stock certificates, as the case may
be.

     As a result of the Reverse/Forward Stock Split, the Company has fewer than
300 record holders of its Common Stock, permitting the Company to terminate the registration of its Common Stock with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Concurrently with the filing of this Form 8-K, the Company is filing for termination of such registration. The press release is furnished under Item 9.01 of this Form 8-K as
Exhibit 99.1, which is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Collins Industries, Inc. Press Release dated January 19, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COLLINS INDUSTRIES, INC.

Date:  January 19, 2006
                                       By:  /s/ Cletus C. Glasener
                                          --------------------------------------
                                       Name:    Cletus C. Glasener
                                       Title:   Vice President of Finance and
                                                Chief Financial Officer

                                       3